Exhibit 10.80

AMENDMENT NO. 9 TO THE SENIOR CREDIT FACILITY

AMENDMENT NO. 9 TO LOAN AND SECURITY AGREEMENT, dated as of February 24, 2006, entered into by and among Wachovia Bank, National Association, successor by merger to Congress Financial Corporation (Florida), in its capacity as agent acting for and on behalf of the parties to the Loan Agreement (as hereinafter defined) as lenders (in such capacity, “Agent”), the parties to the Loan Agreement as lenders (individually a “Lender” and collectively, “Lenders”), Supreme International, LLC, a Delaware limited liability company formerly known as Supreme International, Inc. (“Supreme”), Jantzen, LLC, a Delaware limited liability company formerly known as Jantzen, Inc. (“Jantzen”), Perry Ellis Menswear, LLC, a Delaware limited liability company formerly known as Perry Ellis Menswear, Inc. (“Perry Ellis Menswear”), Perry Ellis Europe Limited, formerly known as Farah Manufacturing (U.K.) Limited, a private limited company incorporated in England and Wales (“Perry Europe”), Salant Holding, LLC, a Delaware limited liability company formerly known as Salant Holding Corporation (“Salant Holding” and together with Supreme, Jantzen, Perry Europe and Perry Ellis Menswear, each individually “Borrower” and collectively, “Borrowers”), Perry Ellis International, Inc., a Florida corporation (“Parent”), PEI Licensing, Inc., a Delaware corporation (“PEI Licensing”), Jantzen Apparel, LLC, a Delaware limited liability company formerly known as Jantzen Apparel Corp. (“Jantzen Apparel”), Supreme Real Estate I, LLC, a Florida limited liability company (“Supreme I”), Supreme Real Estate II, LLC, a Florida limited liability company (“Supreme II”), Supreme Realty, LLC, a Florida limited liability company (‘Supreme Realty”), Supreme Munsingwear Canada Inc., a Canada corporation (“Supreme Canada”), Perry Ellis Shared Services Corporation, a Delaware corporation (“PE Shared Services”), Winnsboro DC, LLC, a Delaware limited liability company (“Winnsboro”), Tampa DC, LLC, a Delaware limited liability company (“Tampa DC”), Perry Ellis International Group Holdings Limited, a private company incorporated under the laws of Ireland having its principal place of business in the Bahamas (“Group Holdings”) and Perry Ellis Real Estate, LLC, a Delaware limited liability company formerly known as Perry Ellis Real Estate Corporation (“PE Real Estate” and, together, with Parent, PEI Licensing, Jantzen Apparel, Supreme I, Supreme II, Supreme Realty, Group Holdings, PE Shared Services, Winnsboro, Tampa DC, and Supreme Canada, each individually a “Guarantor” and collectively, “Guarantors”).

W I T N E S S E T H :

WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated October 1, 2002, by and among Agent, Lenders, Borrowers and Guarantors, as amended by Amendment No. 1 to Loan and Security Agreement, dated June 19, 2003, Amendment No. 2 to Loan and Security Agreement, dated September 22, 2003, Amendment No. 3 to Loan and Security Agreement, dated December 1, 2003, Amendment No. 4 to Loan and Security Agreement, dated February 25, 2004, Amendment No. 5 to Loan and

Security Agreement, dated July 1, 2004, Amendment No. 6 to Loan and Security Agreement, dated as of September 30, 2004, Amendment No. 7 to Loan and Security Agreement, dated as of February 26, 2005 and Amendment No. 8 to Loan and Security Agreement, dated as of September 30, 2005 (as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”, and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, as from time to time amended, modified, supplemented, extended, renewed, restated, or replaced, collectively, the “Financing Agreements”);

WHEREAS, Borrowers and Guarantors have requested that Agent and Lenders agree to make certain amendments to the Loan Agreement, and Agent and Lenders are willing to do so, subject to the terms and conditions set forth in this Amendment No. 9; and

WHEREAS, by this Amendment No. 9, Agent, Lenders, Borrowers and Guarantors desire and intend to evidence such amendments.

NOW, THEREFORE, in consideration of the foregoing, the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions.

1.1 Additional Definition. As used herein, the following terms shall have the meanings given to them below, and the Loan Agreement and the other Financing Agreements are hereby amended to include, in addition and not in limitation, the following definitions:

(a) “Amendment No. 9” shall mean Amendment No. 9 to Loan and Security Agreement by and among Agent, Lenders, Borrowers and Guarantors, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(b) “Gotcha” shall mean Gotcha International, L.P., a Delaware limited partnership.

(c) “Gotcha Acquisition” shall mean the acquisition of certain assets, including the Gotcha Intellectual Property, by Parent from Gotcha, pursuant to the Asset Purchase Agreement, dated as of November 18, 2005, by and among Parent, Gotcha and its partners, as amended by the First Amendment to Asset Purchase Agreement dated as of December 27, 2005 and the Second Amendment to Asset Purchase Agreement dated as of January 27, 2006 and as the same is in effect on the date hereof.

(d) “Gotcha Intellectual Property” shall mean the intellectual property of Gotcha acquired by Parent pursuant to the Gotcha Acquisition.

1.2 Amendment to Definition. The definition of “Excess Availability” in Section 1.40 of the Loan Agreement is hereby amended by adding the following immediately before the period at the end thereof:

“; provided, that, solely for the purpose determining Quarterly Average Excess Availability in connection with the calculation of the Applicable Margin during the period from March 1, 2006 through June 30, 2006, Excess Availability shall be calculated without regard to the Loan Limit of any Borrower; provided, further, that, if Agent shall have received the notice, substantially in the form of Exhibit A to Amendment No. 9 (the “Section 1.2 Termination Notice”), duly executed and delivered by Parent, then Section 1.2 of Amendment No. 9 shall terminate and cease to be in full force and effect commencing on the third Business Day after the receipt by Agent of the Section 1.2 Termination Notice (it being understood and agreed that, once delivered by Parent to Agent, the Section 1.2 Termination Notice shall be irrevocable).”

1.3 Interpretation. For purposes of this Amendment No. 9, unless otherwise defined herein, all capitalized terms used herein which are defined in the Loan Agreement shall have the meanings given to such terms in the Loan Agreement.

2. Collateral Matters. Section 12.11(e) of the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(e) [Intentionally Deleted]”

3. Gotcha Intellectual Property. Notwithstanding the provisions of Section 9.10(i)(x) of the Loan Agreement and subject to Section 5 of this Amendment No. 9, Agent and Lenders waive the condition to the consummation of the Gotcha Acquisition that the security interest of Agent in any of the Gotcha Intellectual Properly shall be filed with the United States Patent and Trademark Office or the United States Copyright Office.

4. Representations. Warranties and Covenants. Borrowers and Guarantors, jointly and severally, represent, warrant and covenant with and to Agent and Lenders as follows, which representations, warranties and covenants shall survive the execution and delivery hereof:

4.1 this Amendment No. 9 has been duly authorized, executed and delivered by all necessary action on the part of each Borrower and Guarantor which is a party hereto and, if necessary, their respective stockholders, and is in full force and effect as of the date hereof, and the agreements and obligations of Borrowers and Guarantors contained herein constitute legal, valid and binding obligations of Borrowers and Guarantors enforceable against them in accordance with their terms except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

4.2 neither this Amendment No. 9 nor the transactions contemplated hereby are in contravention of any applicable law, or the terms of any agreement to which any Borrower or Guarantor is a party or by which any property of any Borrower or Guarantor is bound;

4.3 as of the date hereof, no Default or Event of Default exists or has occurred and is continuing; and

4.4 as of the date hereof, no Person has any security interest or lien on any of the Released Trademarks (as defined below), other than Agent, Senior Note Trustee and Letter of Credit Issuers.

5. Release of Lien on Trademark Collateral.

(a) Upon the satisfaction of the conditions set forth in Section 5(b) hereof, (i) Agent shall release and terminate its security interest in and lien on the trademarks, service marks, trade names, trade styles, service marks, trademark applications and service mark applications of Borrowers and Guarantors, all licenses and rights of Borrowers and Guarantors to use any of the foregoing, all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing, and all rights of Borrowers and Guarantors to sue for past, present or future infringement of any of the foregoing (collectively, the “Released Trademarks”) and (ii) the term “Collateral” as used in the Loan Agreement and the other Financing Agreements shall not include the Released Trademarks.

(b) The effectiveness of the release and termination contained in Section 5(a) hereof shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent:

(i) Agent shall have received evidence, in form and substance satisfactory to Agent, that each Letter of Credit Issuer shall have released and terminated its security interest in and lien on the Released Trademarks;

(ii) Agent shall have received evidence, in form and substance satisfactory to Agent, that Senior Note Trustee shall have released and terminated its security interest in and lien on the Released Trademarks; and

(iii) the conditions precedent in Section 7 hereof shall have been satisfied.

(c) Nothing contained herein shall be deemed to be a release or termination by Agent of (or an agreement by Agent to release or terminate) any security interest in or lien on any assets of Borrowers or Guarantors other than the Released Trademarks, all of which shall continue in full force and effect.

6. Limited License to Use Released Trademarks. For the purpose of enabling Agent to exercise the rights and remedies under the Loan Agreement and the other Financing Agreements, each Borrower and Guarantor hereby grants to Agent an irrevocable, non-exclusive license (exercisable at any time an Event of Default shall exist or have occurred and for so long as the same is continuing) without payment of royalty or other compensation to any Borrower or Obligor, to use, license or sublicense any of the Released Trademarks, whether now owned or hereafter acquired, wherever the same may be located, including in such license reasonable access to all media in which any of the foregoing items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

7. Conditions Precedent. The effectiveness of the amendments contained herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent:

7.1 Agent shall have received executed counterparts of this Amendment No. 9, duly authorized, executed and delivered by Borrowers, Guarantors and the Required Lenders;

7.2 No Default or Event of Default shall exist or have occurred and be continuing;

7.3 Agent shall have received, in form and substance satisfactory to Agent, (a) a Collateral Assignment of Acquisition Agreements, duly authorized, executed and delivered by Parent and (b) the consent of Gotcha to such Collateral Assignment of Acquisition Agreements, duly authorized, executed and delivered by Parent and Gotcha; and

7.4 Agent shall have received, in form and substance satisfactory to Agent, all consents, waivers, acknowledgments and other agreements from third persons which Agent may deem necessary or reasonably desirable in order to effectuate the provisions of this Amendment No. 9.

8. Redemption of Senior Notes. Agent, for itself and on behalf of the Lenders, hereby (a) acknowledges receipt of notice from Parent pursuant to Section 9.9(f)(v)(A)(1) of the Loan Agreement of Parent’s intention to redeem all of the outstanding Senior Notes on or about March 15, 2006, in accordance with the terms of Section 9.9(f)(v)(A) of the Loan Agreement, at a redemption price equal to 102.375% of the aggregate outstanding principal amount of the Senior Notes and (b) waives all further notice required by Section 9.9(f)(v)(A) of the Loan Agreement, provided, that, Borrowers and Guarantors comply with clauses (2) and (3) of such Section 9.9(f)(v)(A).

9. Effect of this Amendment. This Amendment No. 9 and the instruments and agreements delivered pursuant hereto (if any) constitute the entire agreement of the parties with respect to the subject matter hereof and thereof, and supersede all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof and thereof. Except as expressly amended pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements are inconsistent with the provisions of this Amendment No. 9, the provisions of this Amendment No. 9 shall control.

10. Amendment Fee. Borrowers shall pay to Agent, for the account of Lenders (in accordance with the arrangements between Agent and Lenders), a monthly amendment fee in the amount equal to $15,000 per month, which fee shall be payable in advance on the first day of each month, commencing on March 1, 2006 and ending June 1, 2006; provided, that, Borrowers shall not be obligated to pay such amendment fee for any month if Section 1.2 of Amendment No. 9 shall have been terminated and ceased to be in full force and effect prior to the first day of such month in accordance with the terms of the second proviso to the definition of Excess Availability set forth in Section 1.40 of the Loan Agreement. Once paid the foregoing fees shall be fully earned and nonrefundable. Agent may, at its option, charge any of the foregoing fees to any loan account of Borrowers maintained with Agent.

11. Further Assurances. Each Borrower and Guarantor shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Agent to effectuate the provisions and purposes of this Amendment No. 9.

12. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of Florida (but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of Florida).

13. Binding Effect. This Amendment No. 9 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

14. Counterparts. This Amendment No. 9 may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment No. 9, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment No. 9 by telecopier or other method of electronic transmission shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 9. Any party delivering an executed counterpart of this Amendment No. 9 by telecopier or other method of electronic transmission also shall deliver an original executed counterpart of this Amendment No. 9, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment No. 9 as to such party or any other party.

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PERRY ELLIS SHARED SERVICES CORPORATION

By:	/s/ Illegible

Title:	CFO

WINNSBORO DC, LLC

By:	Perry Ellis International, Inc., its Managing Member

By:	/s/ Illegible

Title:	CFO

TAMPA DC, LLC

By:	Perry Ellis International, Inc., its Managing Member

By:	/s/ Illegible

Title:	CFO

PERRY ELLIS REAL ESTATE, LLC, formerly known as Perry Ellis Real Estate Corporation

By:	Perry Ellis International, Inc., its Managing Member

By:	/s/ Illegible

Title:	CFO

By:	/s/ Illegible

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

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JANTZEN APPAREL, LLC, formerly known as Jantzen Apparel Corp.

By:	PEI Licensing, Inc., its Managing Member

By:	/s/ Illegible

Title:	CFO

SUPREME REAL ESTATE I, LLC

By:	/s/ Illegible

Title:	CFO

SUPREME REAL ESTATE II, LLC

By:	/s/ Illegible

Title:	CFO

SUPREME REALTY, LLC

By:	/s/ Illegible

Title:	CFO

By:	/s/ Illegible

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PERRY ELLIS EUROPE LIMITED, formerly known as Farah Manufacturing (U.K.) Limited

By:	/s/ Illegible

Title:	CFO

By:

Title:

Present when the Common Seal of PERRY ELLIS INTERNATIONAL GROUP HOLDINGS LIMITED hereunto offered

By:	/s/ Illegible

Title:	CFO

By:

Title:

PERRY ELLIS INTERNATIONAL, INC. PEI LICENSING, INC.

By:	/s/ Illegible

Title:	CFO

SUPREME MUNSINGWEAR CANADA, INC.

By:	/s/ Illegible

Title:	CFO

By:	/s/ Illegible

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 9 to be duly executed and delivered by their authorized officers as of the day and year first above written.

SUPREME INTERNATIONAL, LLC, formerly known as Supreme International, Inc.

By:	Perry Ellis International, Inc., its Managing Member

By:	/s/ Illegible

Title:	CFO

JANTZEN, LLC, formerly known as Jantzen, Inc.

By:	Perry Ellis International, Inc., its Managing Member

By:	/s/ Illegible

Title:	CFO

PERRY ELLIS MENSWEAR, LLC, formerly known as Perry Ellis Menswear, Inc.

By:	Perry Ellis International, Inc., its Managing Member

By:	/s/ Illegible

Title:	CFO

SALANT HOLDING, LLC, formerly known as Salant Holding Corporation

By:	Perry Ellis International, Inc., its Managing Member

By:	/s/ Illegible

Title:	CFO

By:	/s/ Illegible

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AGREED:

WACHOVIA BANK, NATIONAL ASSOCIATION, successor by merger to Congress Financial Corporation (Florida), as Agent and a Lender

By:	/s/ Illegible

Title:	Managing Director

THE CIT GROUP/COMMERCIAL SERVICES, INC.

By:	/s/ Illegible

Title:	Vice President

THE ISRAEL DISCOUNT BANK OF NEW YORK

By:	/s/ Illegible	By:	/s/ Illegible

Title:	Senior Vice President	Title:	Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

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HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Barbara Baltar

Title:	First Vice President

HSBC BUSINESS CREDIT (USA) INC.

By:	/s/ Illegible

Title:	First Vice President

BURDALE FINANCIAL LIMITED

By:	/s/ Illegible

Title:	Director

Exhibit A

Section 1.2 Termination Notice

[Letterhead of Perry Ellis International, Inc.]

                    ,

Wachovia Bank, National Association, as Agent

110 East Broward Boulevard

Fort Lauderdale, Florida 33301

Re:	Loan and Security Agreement,
dated October 1, 2002, as amended

Ladies and Gentlemen:

Wachovia Bank, National Association, successor by merger to Congress Financial Corporation (Florida), in its capacity as agent pursuant to the Loan Agreement (as hereinafter defined) acting for and on behalf of the parties thereto as lenders (in such capacity, “Agent”) and the parties to the Loan Agreement as lenders (collectively, “Lenders”) have entered into financing arrangements with Perry Ellis International, Inc. (“Parent”) and certain of its affiliates pursuant to the Loan and Security Agreement, dated October 1, 2002 (as heretofore amended and as the same may be further amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”), by and among Agent, Lenders, Parent and certain affiliates of Parent. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

In accordance with the terms of Amendment No. 9, this will serve to notify you that, effective on the third Business Day after the receipt by Agent of this notice, Section 1.2 of Amendment No. 9 shall terminate and cease to be in full force and effect. This notice is the Section 1.2 Termination Notice and shall be irrevocable.

Except as expressly provided in the immediately preceding paragraph, the undersigned (on behalf of Borrowers and Guarantors) hereby agrees that no other changes or modifications to the Financing Agreements (including, without limitation, Amendment No. 9) are intended or implied and in all other respects the Financing Agreements (including, without limitation, Amendment No. 9) are hereby specifically ratified, restated and confirmed as of the date hereof.

Delivery of an executed copy of this notice by telecopier or other method of electronic transmission shall have the same force and effect as delivery of an originally executed copy of this notice.

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Sincerely,

PERRY ELLIS INTERNATIONAL, INC.

By:

Title:

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